361 Global Macro Opportunity Fund (the “Fund’)
Supplement dated October 21, 2014, to the
Prospectus and Statement of Additional Information dated June 26, 2014, as amended on June 30, 2014, and the Summary Prospectus dated June 30, 2014 a series of Investment Managers Series Trust

Important Notice Regarding Changes to Class A shares

The Fund re-designated its Class A shares as Investor Class shares effective November 1, 2014.  The Fund’s Investor Class shares will not be subject to a front-end sales charge or a contingent deferred sales charge.  As a result, effective November 1, 2014, all references to “Class A shares” are replaced with “Investor Class shares” and references to sales charges are removed.

Effective November 1, 2014, the discussion of “Class A Shares” in the “Buying Fund Shares” section in the Prospectus is deleted. The following language replaces and/or amends any inconsistent language in the Prospectus and Summary Prospectus:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Investor Class Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Redemption fee if redeemed within 90 days of purchase		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.25%		1.25%
Distribution and service (12b-1) fees		0.25%		None
Other expenses2		1.19%		1.19%
Dividend and interest expense on short sales	0.20%		0.20%
Shareholder servicing fee	0.15%		0.15%
All other expenses	0.84%		0.84%
Acquired fund fees and expenses1		0.20%		0.20%
Total annual fund operating expenses		2.89%		2.64%
Fee waiver and/or expense reimbursement,2		(0.34)%		(0.34)%
Total annual fund operating expenses2 (after fee waiver and/or expense reimbursement)		2.55%		2.30%

1.	”Other expenses” and “acquired fund fees and expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.

2.
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.15% and 1.90% of the average daily net assets of the Fund's Investor Class and Class I shares, respectively.  This agreement is effective until February 28, 2016, and may be terminated before that date only by the Trust's Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it reimbursed for three years from the date of any such waiver or reimbursement to the extent a class' total annual fund operating expenses do not exceed the limits described above.

Please file this Supplement with your records.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the Fund’s Advisor.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Investor Class shares	$258	$863
Class I shares	$233	$788

Please file this Supplement with your records.